UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636

             First Trust/Aberdeen Global Opportunity Income Fund
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                            W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 241-4141

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



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                     FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY
                                   INCOME FUND
                                  ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------


[LOGO OMITTED]
FIRST TRUST
ADVISORS L.P.



[LOGO OMITTED]
ABERDEEN
ASSET MANAGEMENT


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TABLE OF CONTENTS
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               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

Shareholder Letter .......................................................    1
Portfolio Commentary .....................................................    2
Portfolio Components .....................................................    5
Portfolio of Investments .................................................    6
Schedule of Forward Foreign Currency Contracts ...........................   11
Statement of Assets and Liabilities ......................................   12
Statement of Operations ..................................................   13
Statements of Changes in Net Assets ......................................   14
Statement of Cash Flows ..................................................   15
Financial Highlights .....................................................   16
Notes to Financial Statements ............................................   17
Report of Independent Registered Public Accounting Firm ..................   22
Additional Information ...................................................   23
   Dividend Reinvestment Plan
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   NYSE Certification Information
   Tax Information
   By-Law Amendments
   Change in Policy
Board of Trustees and Officers ...........................................   25

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and/or Aberdeen Asset Management Inc. (the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Brett Diment and Derek Fulton, Co-Portfolio Managers of the Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

            FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                                  ANNUAL REPORT
                                DECEMBER 31, 2006


Dear Shareholders:

We are pleased to present to you the annual report of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"). Over the 12 months ended December 31, 2006, both net asset value and market value total returns showed significant increases. A complete overview of the portfolio returns and composition of the Fund's portfolio are presented in this annual report for the fiscal year ended December 31, 2006.

Generally, the global bond markets performed well over the period, which contributed positively to the performance of the Fund. The Fund benefited from the strong performance of emerging markets and high-yield bond markets. As you know, the Fund's primary objective is to seek a high level of current income and, as a secondary objective, capital appreciation. The Fund will pursue these investment objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities.

I encourage you to read the portfolio commentary from the portfolio management team at Aberdeen Asset Management Inc., the Fund's sub-advisor, which can be found on the following pages. It includes more detailed information about the Fund's performance and the portfolio managers' market outlook.

First Trust serves as investment advisor or portfolio supervisor to investment portfolios with approximately $28 billion in assets which it managed or supervised as of December 31, 2006. We value our relationship with our investors and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of the First Trust/Aberdeen Global Opportunity Income Fund February 21, 2007

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are typically made by Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the companies in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

FIXED-INCOME FUND MANAGER BIOGRAPHIES

DEREK FULTON
Head of Global and Asian Bonds
Mr. Fulton joined Murray Johnstone in 1996 as a graduate trainee in Fixed-Income. In 1998, he qualified as an Associate of the Institute of Investment Management & Research. Mr. Fulton has since become a senior member of the fixed-income team with Aberdeen and is responsible for the day-to-day management of global fixed-income and government portfolios. He is a member of the Aberdeen's global economics team.

BRETT DIMENT
Head of Emerging Market Debt
Mr. Diment joined Deutsche Asset Management Group Limited ("Deutsche") in 1991 as a member of the Fixed Income group and became head of the emerging market debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the emerging market debt team and portfolios.

EDWIN GUTIERREZ
Portfolio Manager, Emerging Market Debt
Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Manager, and more recently as a portfolio manager specializing in emerging market fixed-income at INVESCO Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

NIMA TAYEBI
Portfolio Manager, Emerging Market Debt
Mr. Tayebi has 9 years of experience as executive director responsible for emerging markets trading at Millennium Global Investments, vice president at Salomon Brothers, focusing on emerging currency and debt trading and head of fixed-income research at Renaissance Capital. He joined Deutsche as an emerging currency portfolio manager in 2001 and Aberdeen in 2005.

MAX WOLMAN
Portfolio Manager, Emerging Market Debt
Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Global Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Markets Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

PERFORMANCE OVERVIEW

The Fund performed strongly on a net asset value basis with a total return of 10.7% for the year ended December 31, 2006. This compares to 9.1% for the Fund's blended benchmark* total return over the same period. In addition to this blended benchmark the Fund is currently using for comparative purposes, in the past, the Fund has used other comparative indexes. The total returns over the 12 months ended December 31, 2006 for these indexes were as follows: the Lehman Global Emerging Markets Index was up 11.1%; and the Lehman Global Aggregate Index was up 6.6%. Positive contributions to performance came from both developed market and emerging market fixed-income investments. Emerging market debt had a bout of weakness from May to July 2006 as investors exhibited a brief period of risk averse sentiment. These markets improved over the final five months of the year as investors continued to search for investments supporting attractive yields.

-------------------
* The Fund's blended benchmark consists of the following: 40% Citigroup World Government Bond Index; 30% JPMorgan Emerging Markets Bonds Index; and 30% JPMorgan Emerging Local Markets Index Plus.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

After struggling at the end of 2005, market price total return for the Fund was very strong at 27.3% for the year ended December 31, 2006. The Fund's market price climbed steadily through April before pulling back during the correction in emerging markets. As these markets recovered, the Fund experienced reasonably steady market price appreciation into December. The monthly distribution rate was consistent throughout the year at $0.13 per share for a total of $1.56 per share for the year. The Fund also paid a special distribution of $0.47 per share representing realized gains in December, resulting in total distributions for 2006 amounting to $2.03 per share.

REVIEW

The two major themes that influenced the fixed income markets in 2006 were the Federal Reserve pause in its series of interest rate increases and the sharp fall in energy and some industrial commodity prices in the second half of the year. The combined effect of the two events led to a sharp fall in U.S. government bond yields in the third quarter. This led to sustained rallies in equities, emerging markets and high-yield corporate bonds.

As a result, most investment grade bond markets in which the Fund invests posted small positive returns for the year as a whole, underperforming U.S. Treasuries as central banks in Australia, New Zealand and the United Kingdom ("UK") maintained a more hawkish stance toward inflation risks in the absence of U.S. style fears over the economic effects of oversupply and falling prices in the new homes sector. The widening of yield spreads in favor of non-U.S. investment-grade markets and the continued tightening of interest rate policy resulted in the U.S. Dollar falling against most major currencies except the Canadian Dollar and the Japanese Yen in the second half of the year.

European economies continued to grow and Germany in particular began to show signs that years of restructuring and wage restraint were bearing fruit as exports boomed and domestic spending showed signs of picking up on the back of stronger employment growth. Strong credit growth was cited by the European central bank as a key factor in its decision to increase its key lending rate from 2.2% to 3.5%.

The UK benefited from this better than expected growth in Europe and very strong financial markets. The Pound gained across the board as central banks diversified their reserves and private equity funds acquired UK assets. The Bank of England surprised markets with two increases in the base lending rate in the second half of the year, taking it to 5%, as signs of potential rising inflation pressures became apparent. UK gilt yields rose substantially back above 5% in the fourth quarter for the first time in six years.

Peripheral Dollar block markets had sharply divergent trends in 2006. The slowdown in U.S. housing and auto manufacturing, coupled with the sharp fall in oil prices, supported lower bond yields in Canada and led to some weakness in the Canadian Dollar after four years of strong appreciation. In contrast, Australia continued to see strong growth in employment and incomes in 2006 as the resource boom in that market continued to be supported by Asian, in particular Chinese, demand. The Reserve Bank of England reacted strongly to pro cyclical tax cuts by the government and increased the policy rate three times to 6.25%, the highest level since 2000. Bond yields rose to a similar level and the Australian Dollar flirted with the 80 cents level in the fourth quarter. In New Zealand, the expected interest rate cuts failed to materialize as strong property markets and stubbornly high inflation caused the central bank to maintain policy rates at 7.25%. Fears that the current account deficit would lead to continued cu rrency weakness proved misplaced as it posted a very strong second half performance, resulting in the biggest developed market increase versus the U.S. Dollar.

Emerging debt markets performed well over the year in review, with many sovereign spreads tightening to near all-time tight levels and continued robust performance in many domestic fixed-income markets. We maintained a generally long-biased portfolio, with the Fund's holdings of Argentine external debt and Brazilian domestic debt performing particularly well during the period in review. We also invested selectively in emerging corporate debt securities to take advantage of higher yields in comparison with sovereign securities. In these cases, we have confined the Fund's exposure to well-performing companies with robust balance sheets, and maintained modest position sizes to ensure adequate market liquidity.

The strong performance of emerging markets over the period was driven by a continuation of prudent macroeconomic policies within the major emerging economies and a generally supportive external background. We have long identified the prospect of a sharp rise in interest rates across developed markets, notably the U.S., as a potential source of concern for the asset class. Accordingly, the one significant period of prolonged market weakness occurred in May-June, when a combination of elevated U.S. Treasury yields, weakness in global equity markets and rising risk aversion created a sharp, yet transient, market correction. However, spreads began to tighten again from late June as favorable country fundamentals began to reassert themselves as the primary market focus, supported by robust global economic growth and buoyant commodity prices, which help the terms of trade for many commodity exporting emerging economies.

The Fund maintained a core holding in Brazil external debt and domestic Real-denominated bonds. Brazil remains supported by a current account surplus, a healthy primary fiscal surplus and a declining inflation profile. In turn, the latter has enabled the Central Bank to continue its interest rate cutting cycle, improving the longer-term debt outlook. Presidential elections in October proved a relative non-event, with the incumbent Lula da Silva comfortably securing a second presidential term. Elsewhere in the region, the Fund initially held long positions and subsequently took profit on external debt in Venezuela and Ecuador, reflecting the initially high and subsequently declining oil prices during the reporting period.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund's core position in Argentina remains in place and we have added to the Fund's holdings of external debt. Robust economic growth together with a modest debt profile continues to support the near-term outlook for external debt. Over a longer horizon, concerns do remain over some of the interventionist economic policies implemented by the Kirchner administration, such as the imposition of price controls to subdue inflation and the adoption of a heavily-managed exchange rate policy.

In Mexico, the Fund's primary exposure remains in Peso-denominated Mbono government bonds. Interest rates fell by over 100 basis points to around 7.9% at the longer-end of the Mbono curve through the course of the year, though the market still offers some value with real interest rates close to 4.5%. Politics was the major source of concern for the market this year, with yields starting to rise in March as investors became concerned over the prospect of populist candidate Lopez Obrador winning in July's presidential elections. We used this weakness as an opportunity to add to the Fund's position, and the market has rallied since as the market-friendly candidate Felipe Calderon ultimately prevailed in the elections, despite allegations of electoral fraud by Lopez Obrador.

We retained a favorable outlook for Russian corporate debt and added higher-yielding names such as Alfa Bank and Evraz, while maintaining the Fund's core holdings in the telecommunications sector and banking sector. The Fund also added some Rouble exposure by purchasing two Rouble-denominated bonds, Russian rails and Vneshtorgbank. The Fund's positioning in Ukraine throughout the year was more tactical. Despite the country's very limited indebtedness, the market remained focused on ongoing difficulties in forming a parliamentary coalition and the detrimental impact of gas price hikes through the first half of the year. We viewed the resultant weakness in Ukrainian bonds as an opportunity to add to the Fund's position, which have performed well since.

Turkish financial markets suffered a sharp correction in early May, as market concerns grew over a widening current account deficit and stubbornly high inflation. The initial response from the Central Bank was arguably lacklustre, dismissing the weakness of the Lira as "temporary". As the financial turbulence became more entrenched, the Central Bank finally delivered a decisive response with a series of aggressive rate hikes, stabilizing the currency, which subsequently began to rally from late June. We had reduced the Fund's holdings in Turkish bonds ahead of the correction in May and used the subsequent weakness to add both to the Fund's holding of external debt and Lira-denominated bonds.

In Asia, the Fund held limited positions in sovereign external debt, where the extremely tight levels of spreads offers little yield benefits or upside in terms of prospective spread compression. One exception to this was in the Philippines, where we established and subsequently took profit on external debt on the improving sovereign debt outlook. The Fund's main exposures in Asia remained focused on local currency instruments, and the Fund continues to hold Indonesian Rupiah-denominated government bonds.

OUTLOOK

We believe that the critical issue for developed fixed-income markets in 2007 will be the path of the U.S. economy and the Federal Reserve's policy response. Other Anglo-Saxon markets have already seen short-term interest rates rise higher than was expected as the economic cycle proves more durable than had been expected. Should the U.S. economy in 2007 exhibit a similar pattern, we believe global bond yields may rise further than currently expected. So far, short-term yields have undertaken the bulk of the moves but evidence of strong nominal Gross Domestic Product growth across the world coupled with continued appreciation of equity markets could see longer-dated bond yields begin to rise above the still historically low current levels.

Several currencies are trading at historically significant levels and, should current trends in interest rate differentials and capital flows persist, could move out of the ranges which have persisted over the past 20 years. The U.S. Dollar index is near its all time lows, with the Euro, British Pound and Australian Dollar all close to multi-year highs. Similarly, the Japanese Yen has traded back toward its 1998 low levels versus most currencies and, unless interest rates rise significantly, it has the potential to weaken further as domestic investors seek higher-yielding offshore assets to provide much needed income.

Although spreads in external debt markets have tightened significantly, this is in large part justified by significant credit improvements within the asset class. In our opinion, any significant sell-off is likely to be driven by exogenous factors such as a sharp rise in interest rates across developed markets or rising global risk aversion. Sustained strength in commodity prices also remains a key pillar of support for the asset class, and in this regard sustained economic growth in China remains a key factor. While we remain constructive on the asset class as a whole, we continue to focus on credits where we see room for medium-term outperformance, in some cases investing selectively in blue chip corporate debt for yield and diversification benefits. Investments in domestic fixed-income and foreign exchange instruments are also likely to remain a core theme in the portfolio.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO COMPONENTS+*
DECEMBER 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        PORTFOLIO COMPONENTS - BY COUNTRY

Multinational                                                           13.5%
Brazil                                                                  10.1%
Canada                                                                   7.7%
Russia                                                                   7.0%
Argentina                                                                6.8%
Mexico                                                                   5.1%
Turkey                                                                   5.0%
Indonesia                                                                4.3%
Colombia                                                                 4.2%
Australia                                                                4.1%
Germany                                                                  3.9%
Norway                                                                   3.5%
Uruguay                                                                  3.0%
Ukraine                                                                  2.7%
Peru                                                                     2.5%
Dominican Republic                                                       2.5%
Venezuela                                                                2.3%
Spain                                                                    1.9%
Kazakhstan                                                               1.8%
Netherlands                                                              1.6%
France                                                                   1.5%
Philippines                                                              1.4%
United Kingdom                                                           1.3%
Pakistan                                                                 1.2%
El Salvador                                                              1.1%


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                       PORTFOLIO COMPONENTS - BY INDUSTRY

              Foreign Government Bonds                 52.92%
              Supranational Bank                       13.51%
              Commercial Banks                          8.72%
              Regional Authority                        7.15%
              Special Purpose Banks                     5.80%
              Diversified Financial Services            4.22%
              Electric Utilities                        3.40%
              Steel Producers                           2.10%
              Telecommunications                        1.09%
              Import/Export Bank                        1.09%



+ Percentages are based on total investments. Please note that the percentages on the Portfolio of Investments are based on net assets.

* Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc. - the Sub-Advisor.

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
 BONDS AND NOTES+ - 137.3%

                 ARGENTINA - 7.0%
     4,000,000   Banco Hipotecario SA (USD), 9.75%,
                   11/16/10                                       $   4,250,000
     2,300,000   Banco Hipotecario SA (USD), 9.75%,
                   4/27/16                                            2,452,375
     4,850,000   Province of Buenos Aires (USD), 9.38%,
                   9/14/18                                            5,016,840
    10,455,515   Republic of Argentina (USD), 8.28%,
                   12/31/33                                          11,396,511
                                                                  -------------
                                                                     23,115,726
                                                                  -------------

                 AUSTRALIA - 5.8%
    11,000,000   Australian Government (AUD), 6.00%,
                   2/15/17                                            8,764,036
     5,000,000   New South Wales Treasury Corp. (AUD),
                   8.00%, 3/01/08                                     4,016,340
     8,100,000   Queensland Treasury (AUD), 6.00%, 10/14/15           6,344,319
                                                                  -------------
                                                                     19,124,695
                                                                  -------------

                 BRAZIL - 14.2%
    10,000,000   Banco Bradesco SA (BRL), 17.50%, 12/10/07            4,885,326
     4,000,000   Banco do Brasil SA (USD), 7.95%, 10/23/09**          4,150,000
     5,750,000   Brazil Citigroup (BRL), 15.00%, 7/02/10              3,010,077
     5,000,000   Brazil NTN - B Note (BRL), 6.00%, 8/15/10            3,588,012
    36,300,000   Brazil NTN - F Note (BRL), 10.00%, 1/01/12          15,488,519
    29,603,000   Electropaulo Metropolitan (BRL), 19.13%,
                   6/28/10                                           15,761,017
                                                                  -------------
                                                                     46,882,951
                                                                  -------------

                 CANADA - 10.8%
    11,100,000   Canadian Government (CAD), 5.75%, 6/01/29           11,693,670
     7,000,000   Canadian Government (CAD), 5.25%, 6/01/13            6,414,501
    15,000,000   Province of Manitoba (NZD), 6.38%, 9/01/15          10,290,424
    10,965,000   Province of Ontario (NZD), 6.25%, 6/16/15            7,425,478
                                                                  -------------
                                                                     35,824,073
                                                                  -------------

                 COLOMBIA - 5.8%
14,113,000,000   Republic of Colombia (COP), 11.75%, 3/01/10          6,806,205
14,200,000,000   Republic of Colombia (COP), 12.00%,
                   10/22/15                                           7,525,968
     4,600,000   Republic of Colombia (USD), 7.38%, 1/27/17           4,911,452
                                                                  -------------
                                                                     19,243,625
                                                                  -------------

Page 6                 See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
BONDS AND NOTES+ - CONTINUED

                 DOMINICAN REPUBLIC - 3.4%
     2,513,847   Dominican Republic (USD), 9.04%,
                   1/23/18                                        $   2,893,438
     7,350,000   Dominican Republic (USD), 8.63%, 4/20/27             8,485,575
                                                                  -------------
                                                                     11,379,013
                                                                  -------------

                 EL SALVADOR - 1.6%
     4,620,000   Republic of El Salvador (USD), 7.65%,
                   6/15/35                                            5,266,800
                                                                  -------------

                 FRANCE - 2.2%
     4,300,000   France, Government (EUR), 5.75%, 10/25/32            7,117,083
                                                                  -------------

                 GERMANY - 5.5%
     5,000,000   Bundesrepublik Deutschland (EUR),
                   4.75%, 7/04/34                                     7,301,175
     3,650,000   KfW International Finance (CAD), 4.95%,
                   10/14/14                                           3,251,153
    11,000,000   KfW Kredit Wiederaufbau (NZD), 6.00%,
                   7/15/09                                            7,516,783
                                                                  -------------
                                                                     18,069,111
                                                                  -------------

                 INDONESIA - 6.0%
63,300,000,000   Indonesian Government (IDR), 11.00%,
                   10/15/14                                           7,317,018
11,500,000,000   Indonesian Government (IDR), 11.00%,
                   12/15/12                                           1,359,165
90,400,000,000   Indonesian Government (IDR), 12.50%,
                   3/15/13                                           11,292,939
                                                                  -------------
                                                                     19,969,122
                                                                  -------------

                 KAZAKHSTAN - 2.6%
     6,000,000   Kazkommerts International BV (USD),
                   7.88%, 4/07/14                                     6,202,920
     2,300,000   TuranAlem Finance BV (USD), 8.00%,
                   3/24/14                                            2,342,359
                                                                  -------------
                                                                      8,545,279
                                                                  -------------

                 MEXICO - 7.1%
    69,500,000   Mexican Fixed Rate Bonds (MXN), 9.00%,
                   12/22/11                                           6,887,274
    94,000,000   Mexican Fixed Rate Bonds (MXN), 8.00%,
                   12/07/23                                           9,083,273
    71,355,100   Mexican Fixed Rate Bonds (MXN), 9.50%,
                   12/18/14                                           7,430,759
                                                                  -------------
                                                                     23,401,306
                                                                  -------------


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
BONDS AND NOTES+ - CONTINUED

                 MULTINATIONAL - 18.9%
 17,600,000      Asian Development Bank (AUD), 5.50%,
                   2/15/16                                        $  13,205,773
  8,540,000      Council of Europe (AUD), 5.50%, 8/15/08              6,649,332
  5,400,000      European Investment Bank (EUR), 4.00%,
                   10/15/37                                           6,865,666
  4,400,000      European Investment Bank (GBP), 7.63%,
                   12/07/07                                           8,784,434
 18,800,000      European Investment Bank (NZD), 6.50%,
                   9/10/14                                           12,955,545
  2,000,000      European Investment Bank (TRY), 14.50%,
                   2/21/07                                            1,398,940
 12,000,000      International Bank Reconstruction &
                   Development (NZD), 6.38%, 7/15/09                  8,252,072
  2,240,000      Nordic Investment Bank (GBP), 5.75%,
                   11/06/08                                           4,414,818
                                                                  -------------
                                                                     62,526,580
                                                                  -------------

                 NETHERLANDS - 2.2%
 11,000,000      Bank Nederlandse Gemeenten NV (NZD),
                   5.25%, 6/17/09                                     7,379,081
                                                                  -------------

                 NORWAY - 4.9%
 11,000,000      Eksportsfinans (TRY), 14.63%, 3/15/07                7,670,081
  4,500,000      Kommunalbanken AS (GBP), 4.75%, 1/28/10              8,654,957
                                                                  -------------
                                                                     16,325,038
                                                                  -------------

                 PAKISTAN - 1.6%
  5,000,000      Islamic Republic of Pakistan (USD), 7.88%,
                   3/31/36                                            5,449,825
                                                                  -------------

                 PERU - 3.4%
 13,900,000      Peru Bono Soberano (PEN), 7.84%, 8/12/20             4,915,848
 16,750,000      Peru Bono Soberano (PEN), 9.91%, 5/05/15             6,495,369
                                                                  -------------
                                                                     11,411,217
                                                                  -------------

                 PHILIPPINES - 1.9%
  5,200,000      Republic of Philippines (USD), 9.38%,
                   1/18/17                                            6,405,469
                                                                  -------------

                 RUSSIA - 9.7%
119,400,000      Dal Capital (Vneshtorgbank) (RUB), 7.00%,
                   4/13/09                                            4,599,024
  9,400,000      Evraz Group SA (USD), 8.25%, 11/10/15                9,718,754
113,331,420      Red Arrow International Leasing PLC (RUB),
                   8.38%, 3/31/12                                     4,440,613
  8,600,000      Russian Standard Bank (USD), 8.88%,
                   12/16/15                                           8,461,798
  4,800,000      UBS (Vimpelcom) (USD), 8.25%, 5/23/16                5,045,280
                                                                  -------------
                                                                     32,265,469
                                                                  -------------

Page 8                 See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

   PRINCIPAL                                                          MARKET
     VALUE                                                             VALUE
(LOCAL CURRENCY)                  DESCRIPTION                      (US DOLLARS)
----------------  ----------------------------------------------  -------------
BONDS AND NOTES+ - CONTINUED

                 SPAIN - 2.6%
  11,500,000     Instituto de Credito Oficial (AUD), 5.50%,
                   10/11/12                                       $   8,697,452
                                                                  -------------

                 TURKEY - 7.0%
   3,800,000     Republic of Turkey (USD), 7.00%, 9/26/16             3,874,100
  31,140,000     Turkey, Government of (TRY), 14.00%, 1/19/11        19,457,502
                                                                  -------------
                                                                     23,331,602
                                                                  -------------

                 UKRAINE - 3.8%
   7,300,000     Alfa Bank Ukraine (USD), 9.75%, 12/22/09             7,434,320
   4,900,000     EX-IM Bank of Ukraine (USD), 7.65%, 9/07/11          5,031,320
                                                                  -------------
                                                                     12,465,640
                                                                  -------------

                 UNITED KINGDOM - 1.8%
   3,000,000     United Kingdom Treasury (GBP), 7.25%,
                   12/07/07                                           5,979,195
                                                                  -------------

                 URUGUAY - 4.2%
   4,200,000     Oriental Republic of Uruguay (USD), 7.63%,
                   3/21/36                                            4,641,000
 138,620,000     Oriental Republic of Uruguay (UYU), 5.00%,
                   9/14/18                                            6,152,698
   2,600,000     Republic of Uruguay (USD), 8.00%, 11/18/22           2,956,200
                                                                  -------------
                                                                     13,749,898
                                                                  -------------

                 VENEZUELA - 3.3%
   5,700,000     Republic of Venezuela (USD), 9.38%, 1/13/34          7,541,100
   3,430,000     Republic of Venezuela (USD), 5.75%, 2/26/16          3,261,244
                                                                  -------------
                                                                     10,802,344
                                                                  -------------

                 TOTAL BONDS AND NOTES+                             454,727,594
                 (Cost $432,135,119)                              -------------


WARRANTS - 2.5%

                 ARGENTINA - 2.5%
  11,869,436     Republic of Argentina (EUR), 12/15/35                1,584,570
  38,700,000     Republic of Argentina (USD), 12/15/35                6,666,688
                                                                  -------------

                 TOTAL WARRANTS                                       8,251,258
                 (Cost $5,518,179)                                -------------


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
DECEMBER 31, 2006

                                                                      MARKET
                                                                      VALUE
                                  DESCRIPTION                      (US DOLLARS)
                 ----------------------------------------------   -------------

                 TOTAL INVESTMENTS - 139.8%                       $ 462,978,852
                 (Cost $437,653,298)*

                 LOAN OUTSTANDING - (46.0)%                        (152,481,750)


                 NET OTHER ASSETS AND LIABILITIES - 6.2%             20,640,571
                                                                  -------------

                 NET ASSETS - 100.0%                              $ 331,137,673
                                                                  =============



   *     Aggregate cost for federal income tax purposes is $439,027,379.

  ** Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (Note 2F).

   + Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc. - the Sub-Advisor.

 AUD     Australian Dollar
 BRL     Brazilian Real
 CAD     Canadian Dollar
 COP     Colombian Peso
 EUR     Euro Dollar
 GBP     British Pound Sterling
 IDR     Indonesian Rupiah
 JPY     Japanese Yen
 KRW     South Korean Won
 MXN     Mexican Peso
 MYR     Malaysian Ringgit
 NZD     New Zealand Dollar
 PEN     Peruvian New Sol
 RUB     Russian Ruble
 SEK     Swedish Krona
 SGD     Singapore Dollar
 TRY     Turkish Lira
 TWD     Taiwan Dollar
 USD     United States Dollar
 UYU     Uruguayan Peso


Page 10                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
DECEMBER 31, 2006

               FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                          CONTRACTS TO RECEIVE
             ---------------------------------------------       NET            NET
                                                   IN         UNREALIZED     UNREALIZED
EXPIRATION         LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY*          U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   ------------------   ----------   -----------   ------------   ------------
03/23/07     EUR     15,215,000   20,160,254    20,280,834   $        --    $   (120,580)
03/23/07     GBP     13,090,000   25,637,667    25,818,062            --        (180,395)
03/23/07     JPY  1,732,875,000   14,723,157    15,003,896            --        (280,739)
03/23/07     KRW 13,980,000,000   15,059,300    15,179,153            --        (119,853)
03/23/07     MYR     35,184,000   10,013,602    10,005,403         8,199              --
03/23/07     SEK    137,858,000   20,238,785    20,349,546            --        (110,761)
03/23/07     SGD     43,200,000   28,287,076    28,213,166        73,910              --
03/23/07     TWD    326,000,000   10,086,633    10,124,223            --         (37,590)
                                                             -----------    ------------
                                                             $    82,109    $   (849,918)
                                                             -----------    ------------

               FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                          CONTRACTS TO DELIVER
             ---------------------------------------------       NET            NET
                                                   IN         UNREALIZED     UNREALIZED
EXPIRATION         LOCAL           VALUE IN      EXCHANGE    APPRECIATION   DEPRECIATION
   DATE          CURRENCY*          U.S. $      FOR U.S. $   OF CONTRACTS   OF CONTRACTS
----------   ------------------   ----------   -----------   ------------   ------------
03/23/07     AUD     30,258,000   23,829,019    23,794,891   $         --   $    (34,128)
03/23/07     BRL     41,000,000   18,938,519    18,764,302             --       (174,217)
03/23/07     CAD     25,000,000   21,490,979    21,773,210        282,231             --
03/23/07     COP 31,000,000,000   13,756,379    13,531,209             --       (225,170)
03/23/07     JPY  1,732,875,000   14,723,157    14,826,484        103,327             --
03/23/07     MXN     78,900,000    7,276,383     7,245,112             --        (31,271)
03/23/07     NZD     79,400,000   55,647,093    54,516,040             --     (1,131,053)
03/23/07     TRY     21,000,000   14,386,816    14,155,713             --       (231,103)
                                                             ------------   ------------
                                                             $    385,558   $ (1,826,942)
                                                             ------------   ------------
Unrealized Appreciation (Depreciation) of Forward Currency
   Contracts .............................................        467,667     (2,676,860)
                                                             ============   ============
Net Unrealized Depreciation of Forward Foreign Currency
   Contracts .............................................                  $ (2,209,193)
                                                                            ============

*     Please see page 10 for currency descriptions.

                      See Notes to Financial Statements.                 Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
Investments, at value
   Cost ($437,653,298)                                                               $ 462,978,852
Cash                                                                                     6,839,595
Foreign currency (Cost $4,226,447)                                                       4,237,559
Unrealized appreciation of forward foreign currency contracts                              467,667
Prepaid expenses                                                                           136,906
Receivables:
   Interest                                                                             12,942,452
   Investment securities sold                                                            2,176,523
                                                                                     -------------
   Total Assets                                                                        489,779,554
                                                                                     -------------

LIABILITIES:
Unrealized depreciation of forward foreign currency contracts                            2,676,860
Payables:
   Outstanding loan                                                                    152,481,750
   Interest and fees due on loan payable                                                 2,588,162
   Investment advisory fees                                                                417,142
   Investment securities purchased                                                         220,561
   Audit and legal fees                                                                     98,615
   Printing fees                                                                            61,557
   Custodian fees                                                                           49,919
   Administrative fees                                                                      36,769
   Transfer agent fees                                                                       3,758
Accrued expenses and other liabilities                                                       6,788
                                                                                     -------------
Total Liabilities                                                                      158,641,881
                                                                                     -------------

NET ASSETS                                                                           $ 331,137,673
                                                                                     =============

NET ASSETS consist of:
Accumulated net investment income (loss)                                             $ (14,956,419)
Accumulated net realized gain (loss) on investments sold, forward foreign
   currency contracts, swaps and foreign currency translation                           (2,233,435)
Net unrealized appreciation (depreciation) of investments, forward foreign
   currency contracts and foreign currency translation                                  21,697,505
Par value                                                                                  173,652
Paid-in capital                                                                        326,456,370
                                                                                     -------------
   Total Net Assets                                                                  $ 331,137,673
                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                 $       19.07
                                                                                     =============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized)                                                   17,365,236

Page 12                See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $527,842)                           $ 37,201,748
Dividends                                                                            255,481
                                                                                ------------
   Total investment income                                                        37,457,229
                                                                                ------------
EXPENSES:
Interest and fees on outstanding loan payable                                      7,479,964
Investment advisory fees                                                           4,826,519
Administration fees                                                                  426,121
Custodian fees                                                                       266,244
Audit and legal fees                                                                 137,204
Printing fees                                                                         93,275
Trustees' fees and expenses                                                           42,186
Transfer agent fees                                                                   38,786
Other                                                                                155,205
                                                                                ------------
   Total expenses                                                                 13,465,504
                                                                                ------------
NET INVESTMENT INCOME                                                             23,991,725
                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                                    13,874,916
   Swap contracts                                                                 (1,174,343)
   Forward foreign currency contracts                                            (14,999,733)
   Foreign currency translation                                                     (701,133)
                                                                                ------------
Net realized gain (loss)                                                          (3,000,293)

Net change in unrealized appreciation (depreciation) on:
   Investments                                                                    17,608,379
   Swap contracts                                                                    512,544
   Forward foreign currency contracts                                             (4,523,098)
   Foreign currency translation                                                   (2,240,294)
                                                                                ------------
Net change in unrealized appreciation (depreciation)                              11,357,531
                                                                                ------------
Net realized and unrealized gain (loss)                                            8,357,238
                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 32,348,963
                                                                                ============



                  See Notes to Financial Statements.                     Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED         YEAR ENDED
                                                                      DECEMBER 31,       DECEMBER 31,
                                                                          2006               2005
                                                                      ------------       ------------
OPERATIONS:
Net investment income                                                 $  23,991,725      $  23,306,897
Net realized gain (loss)                                                 (3,000,293)        (8,341,341)
Net change in unrealized appreciation (depreciation)                     11,357,531          5,891,424
                                                                      -------------      -------------
Net increase (decrease) in net assets resulting from operations          32,348,963         20,856,980

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (22,774,330)       (21,704,195)
Net realized gains                                                       (8,217,230)          (870,612)
Return of capital                                                        (4,315,438)                --
                                                                      -------------      -------------
Total distributions to shareholders                                     (35,306,998)       (22,574,807)

CAPITAL TRANSACTIONS:
Net proceeds from sale of 160,000 Common Shares                                  --          3,056,000
Offering costs                                                                   --             (6,400)
                                                                      -------------      -------------
Total capital transactions                                                       --          3,049,600
                                                                      -------------      -------------
Net increase (decrease) in net assets                                    (2,958,035)         1,331,773

NET ASSETS:
Beginning of year                                                       334,095,708        332,763,935
                                                                      -------------      -------------

End of year                                                           $ 331,137,673      $ 334,095,708
                                                                      =============      =============

Accumulated net investment loss at end of year                        $ (14,956,419)     $  (6,619,201)
                                                                      =============      =============


Page 14               See Notes to Financial Statements.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations                                  $  32,348,963
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
      Changes in assets and liabilities:
      Increase in investments, at value*                                                   (563,290)
      Decrease in net unrealized appreciation of forward foreign currency contracts       4,523,098
      Decrease in interest receivable                                                     1,688,102
      Increase in receivable for investment securities sold                              (2,176,523)
      Decrease in prepaid expenses                                                           61,821
      Decrease in net unrealized depreciation on swap contracts                            (512,544)
      Decrease in interest payable on swap contracts                                       (121,133)
      Increase in payable for investment securities purchased                               220,561
      Increase in interest and fees due on loan payable                                     487,954
      Increase in investment advisory fees payable                                           11,055
      Increase in audit and legal fees payable                                               21,049
      Increase in printing fees payable                                                       6,789
      Increase in transfer agent fees payable                                                 1,258
      Increase in administrative fees payable                                                   885
      Decrease in custodian fees payable                                                    (24,671)
      Increase in accrued expenses and other liabilities                                      3,909
                                                                                      -------------
CASH PROVIDED BY OPERATING ACTIVITIES                                                                      $  35,977,283

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to shareholders from net investment income and net realized gains   (30,991,560)
      Distributions to shareholders from return of capital                               (4,315,438)
      Repayment of loan                                                                (265,408,811)
      Issuance of loan                                                                  272,167,000
                                                                                      -------------
CASH USED BY FINANCING ACTIVITIES                                                                            (28,548,809)
                                                                                                           -------------
Increase in cash **                                                                                            7,428,474
Cash and foreign currency at beginning of year                                                                 3,648,680
                                                                                                           -------------
CASH AND FOREIGN CURRENCY AT END OF YEAr                                                                   $  11,077,154


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest                                                                     $   6,992,010

---------------------

* Includes net change in unrealized appreciation (depreciation) on investments of $17,608,379.

** Includes net change in unrealized appreciation (depreciation) of foreign currency of $11,471.

                 See Notes to Financial Statements.                      Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               Year          Year           Period
                                                               Ended         Ended          Ended
                                                              12/31/06      12/31/05      12/31/2004*
                                                             ----------    ----------     -----------

Net asset value, beginning of period                         $    19.24    $    19.34     $    19.10 (a)
                                                             ----------    ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              1.38          1.34           0.05
Net realized and unrealized gain (loss)                            0.48         (0.14)          0.23
                                                             ----------    ----------     ----------
Total from investment operations                                   1.86          1.20           0.28
                                                             ----------    ----------     ----------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                             (1.31)        (1.25)            --
Net realized gains                                                (0.47)        (0.05)            --
Return of capital                                                 (0.25)           --             --
                                                             ----------    ----------     ----------
Total from distributions                                          (2.03)        (1.30)            --
                                                             ----------    ----------     ----------
Common Share offering costs charged to paid-in capital               --         (0.00)#   $    (0.04)
                                                             ----------    ----------     ----------
Net asset value, end of period                               $    19.07    $    19.24     $    19.34
                                                             ==========    ==========     ==========
Market value, end of period                                  $    19.15    $    16.80     $    19.45
                                                             ==========    ==========     ==========
TOTAL RETURN BASED ON NET ASSET VALUE (b) +                       10.72%         6.94%          1.26%
                                                             ==========    ==========     ==========
TOTAL RETURN BASED ON MARKET VALUE (c) +                          27.33%        (7.15)%        (2.75)%
                                                             ==========    ==========     ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $  331,138    $  334,096     $  332,764
Ratio of total expenses to average net assets excluding
   interest expense                                                1.79%         1.80%          1.44% **
Ratio of total expenses to average net assets                      4.04%         3.37%          1.44% **
Ratio of net investment income to average net assets               7.19%         7.03%          2.47% **
Portfolio turnover rate                                              99%           75%             0%

INDEBTEDNESS:
Loan outstanding (in 000's)                                  $  152,482    $  145,724            N/A
Asset Coverage per $1,000 of indebtedness (d)                $    3,172    $    3,293            N/A

-----------------------

*     The Fund commenced operations on November 16, 2004.

**    Annualized

(a)   Net of sales load of $0.90 per Common Share on initial offering.

(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(c) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share market price per share, all based on Common Share market price per share.

(d) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance.

+     Total return is not annualized for periods less than one year.

#     Amount represents less than $0.01 per share.

N/A   Not applicable.


Page 16                   See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                              1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets less accrued liabilities. The NAV is determined as of the close of regular session trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, if any, from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received ) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In addition, structured products, including currency-linked notes and credit-linked notes, as well as interest rate swaps and credit default swaps, are valued using a pricing service or quotes provided by the selling dealer or financial institution. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

B. FORWARD FOREIGN CURRENCY CONTRACTS:

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the Schedule of Forward Foreign Currency Contracts.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translations" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency translations" on the Statement of Operations.

E. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts with the Fund being the "buyer" and the counterparty the "seller" in these transactions. As a buyer of the credit default swap contracts, the Fund is obligated to pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default (e.g., grace period extension, obligation acceleration, repudiation/moratorium, or restructuring) relating to the security occurs or until the termination of the swap contract, whichever is first. If no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. If an event of default occurs, the counterparty must pay the Fund the full notional value, or "par value," of the specified security. The amount of the cash payment from the counterparty to the Fund is based on the difference of the par value of the specified security that may have, through default, lost some, most or all of its value. Credit default swap transactions are entered into for hedging or investment purposes.

The Fund may purchase credit default swap contracts in order to hedge against the risk of a fall in the capital price, or default, of debt securities it holds. This involves the risk that the swap may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The Fund may only enter into such transactions with counterparties rated A- or higher.

As of December 31, 2006, the Fund had no outstanding credit default swap contracts.

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. As of December 31, 2006, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                                                       Carrying Value   Per Unit at      12/31/06
                                           Par Value    Per Unit at     Acquisition       Market
                            Acquisition     (Local        12/31/06          Date           Value           % of
Security                        Date       Currency)    (Restricted)    (Restricted)    (Restricted)    Net Assets
------------------------------------------------------------------------------------------------------------------
Banco do Brasil SA (USD)      1/13/06     $4,000,000      $103.75          $100.00       $4,150,000       1.25%

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 2006, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase to accumulated net investment loss by $9,554,613 and a decrease in accumulated net realized losses on investments sold by $9,554,613. Net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions paid from:

                                  2006            2005
                                  ----            ----
Ordinary Income                $22,358,867     $22,574,807
Long-Term Capital Gains          8,632,693         --
Return of Capital                4,315,438         --

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation............................... $22,125,801

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Post-October Losses. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2006, the Fund intends to elect to defer net realized capital losses and net realized currency losses incurred from November 1, 2006 through December 31, 2006 of $832,344 and $8,184,818, respectively.

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

J. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Aberdeen Asset Management Inc. have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs of $688,210 and $6,400 in fiscal years 2004 and 2005, respectively, were recorded as a reduction of the proceeds from the sale of Common Shares.

K. NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements, which has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 could have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes the principal amount of borrowings, minus accrued liabilities).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

Aberdeen Asset Management Inc. (the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund paid each Trustee who is not an officer or employee of First Trust or any of its affiliates ("Independent Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended December 31, 2006, were $466,064,261 and $498,000,882, respectively.

As of December 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $27,519,897 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,568,424.

                                5. COMMON SHARES

As of December 31, 2006, 17,365,236 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                                 Year Ended                  Year Ended
                              December 31, 2006           December 31, 2005
                             Shares       Amount         Shares        Amount

Proceeds from shares sold      --       $   --           160,000    $3,056,000
Offering Costs                 --           --              --          (6,400)
                            -------     --------         -------    ----------
                               --       $   --           160,000    $3,049,600
                            =======     ========         =======    ==========


                   6. PREFERRED SHARES OF BENEFICIAL INTEREST

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share (the "Preferred Shares"), in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of December 31, 2006, no Preferred Shares had been issued.

                          7. REVOLVING LOAN AGREEMENT

The Fund has entered into a revolving loan agreement among the Fund and certain primary and secondary lenders, which provides for a credit facility to be used as leverage for the Fund. The credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $165,000,000. For the year ended December 31, 2006, the average amount outstanding was $149,040,429. The high and low annual interest rates during the year ended December 31, 2006, were 5.503% and 4.357%, respectively, and the weighted average interest rate was 5.226%. The Fund also pays a commitment fee of 0.325% per year, which is included in "Interest and fees on outstanding loan payable" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                            8. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

Non-Investment Grade Securities Risk: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

                              9. SUBSEQUENT EVENTS

On December 18, 2006, the Fund declared a dividend of $0.13 per share to Common Shareholders of record January 10, 2007, payable January 16, 2007.

On January 22, 2007, the Fund declared a dividend of $0.13 per share to Common Shareholders of record February 5, 2007, payable February 15, 2007.

The Board of Trustees of the Fund adopted a compensation policy pursuant to which, effective January 1, 2007, the Independent Trustees are paid an annual retainer of $10,000 for each investment company in the First Trust Fund Complex up to a total of 14 investment companies (the "Trustees Compensation I") and an annual retainer of $7,500 for each subsequent investment company added to the First Trust Fund Complex (the "Trustees Compensation II" and together with Trustees Compensation I, the "Aggregate Trustee Compensation"). The Aggregate Trustee Compensation is divided equally among each of the investment companies in the First Trust Fund Complex. No additional meeting fees are paid in connection with board or committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

Additionally, Thomas R. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee and Niel B. Nielson is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee of each of the investment companies in the First Trust Fund Complex. Such additional compensation to Messrs. Kadlec and Nielson is paid by the investment companies in the First Trust Fund Complex and the fees are divided equally among those investment companies.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund's custodian; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 27, 2007

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - UNAUDITED
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

-------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - UNAUDITED - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 15, 2006, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                                TAX INFORMATION

For the year ended December 31, 2006, the amount of long-term capital gain distributions designated by the Fund was $8,577,844, which is taxable at a 15% rate gain for federal income tax purposes.

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $31,985,981 (representing a total of $1.84). The total amount of taxes paid to such countries is $527,842 per share (representing a total of $0.03).

                               BY-LAW AMENDMENTS

On June 12, 2006 and December 11, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                                CHANGE IN POLICY

The Fund is currently permitted to engage in currency hedging transactions only for portfolio hedging transactions involving portfolio positions. At a meeting held on February 21, 2007, the Board of Trustees of the Fund adopted a policy to permit the Fund to engage in currency transactions to hedge interest rate and currency risks associated with the Fund's borrowings. This change in policy was not required to be, and was not, approved by the shareholders of the Fund. The new policy may also be changed by the Board of Trustees without shareholder approval. The new policy will be effective on April 29, 2007.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

Information pertaining to the Trustees and Officers* of the fund is set forth below.

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND     PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED      DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee      o One year term        Physician; President,               34 portfolios            None
D.O.B. 04/51                      o 27 months served     Wheaton Orthopedics; Co-
c/o First Trust Advisors L.P.                            owner and Co-Director,
1001 Warrenville Road                                    Sports Med Center for
Suite 300                                                Fitness; Limited Partner,
Lisle, IL 60532                                          Gundersen Real Estate
                                                         Partnership

Thomas R. Kadlec, Trustee         o One year term        Vice President and Chief            34 portfolios            None
D.O.B. 11/57                      o 27 months served     Financial Officer (1990 to
c/o First Trust Advisors L.P.                            present), ADM Investor
1001 Warrenville Road                                    Services, Inc. (Futures
Suite 300                                                Commission Merchant);
Lisle, IL 60532                                          Registered Representative
                                                         (2000 to present),
                                                         Segerdahl & Company,
                                                         Inc., an NASD member
                                                         (Broker-Dealer).
                                                         President,
                                                         ADM Derivatives, Inc.
                                                         (May 2005 to present)

Robert F. Keith, Trustee          o One year term        President, Hibs Enterprises         22 portfolios             None
D.O.B. 11/56                      o 7 months served      (Financial and Management
c/o First Trust Advisors L.P.                            Consulting) (2003 to present);
1001 Warrenville Road                                    Aramark Service Master
Suite 300                                                Management (2001 to 2003);
Lisle, IL 60532                                          President and Chief Operating
                                                         Officer, Service Master
                                                         Management Services (1998
                                                         to 2003)

Niel B. Nielson, Trustee          o One year term        President, Covenant                 34 portfolios     Director of Good News
D.O.B. 03/54                      o 27 months served     College (June 2002 to                                 Publisher-Crossway
c/o First Trust Advisors L.P.                            present); Pastor, College                             Books; Covenant
1001 Warrenville Road                                    Church in Wheaton (1997                               Transport Inc.
Suite 300                                                to June 2002)
Lisle, IL 60532


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee           o One year Trustee     President, First Trust              34 portfolios        Trustee of
President, Chairman of the          term and indefinite  Advisors L.P. and First                                  Wheaton College
Board and CEO                       officer term         Trust Portfolios L.P.;
D.O.B. 09/55                      o 27 months served     Chairman of the Board,
1001 Warrenville Road                                    BondWave LLC and
Suite 300                                                Stonebridge Advisors LLC
Lisle, IL 60532

------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,       o Indefinite term      Chief Financial Officer,                 N/A                   N/A
Controller, Chief Financial       o 27 months served     Managing Director, First
Officer, Chief Accounting                                Trust Advisors L.P. and
Officer                                                  First Trust Portfolios L.P.;
D.O.B. 11/57                                             Chief Financial Officer,
1001 Warrenville Road                                    BondWave LLC and
Suite 300                                                Stonebridge Advisors LLC
Lisle, IL 60532

Kelley Christensen                o Indefinite term      Assistant Vice President of              N/A                   N/A
Vice President                    o Since December       First Trust Portfolios L.P.
D.O.B. 09/70                        10, 2006             and First Trust Advisors
1001 Warrenville Road                                    L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                    o Indefinite term      Vice President, First Trust              N/A                   N/A
Assistant Treasurer               o 13 months served     Advisors L.P. and First
D.O.B. 01/66                                             Trust Portfolios L.P.
1001 Warrenville Road                                    (January 2005 to present);
Suite 300                                                Executive Director, Van
Lisle, IL 60532                                          Kampen Asset
                                                         Management and Morgan
                                                         Stanley Investment
                                                         Management (1999-2005)

Christopher R. Fallow             o Indefinite term      Assistant Vice President of              N/A                   N/A
Assistant Vice President          o Since December       First Trust Portfolios L.P.
D.O.B. 04/79                        10, 2006             and First Trust Advisors L.P.
1001 Warrenville Road
Suite 300
Lisle, IL 60532

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                                DECEMBER 31, 2006

                                                                                              NUMBER OF               OTHER
                                                                                             PORTFOLIOS           TRUSTEESHIPS/
   NAME, D.O.B., ADDRESS AND        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)        IN FUND COMPLEX        DIRECTORSHIPS
   POSITION(S) WITH THE FUND      LENGTH OF TIME SERVED       DURING PAST 5 YEARS        OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary       o Indefinite term      General Counsel, First Trust             N/A                  N/A
and Chief Compliance              o 27 months served     Advisors L.P. and First
Officer                                                  Trust Portfolios L.P.;
D.O.B. 05/60                                             Secretary, BondWave LLC
1001 Warrenville Road                                    and Stonebridge Advisors
Suite 300                                                LLC
Lisle, IL 60532

Daniel J. Lindquist               o Indefinite term      Senior Vice President,                   N/A                  N/A
Vice President                    o 13 months served     First Trust Advisors L.P.
D.O.B. 02/70                                             and First Trust Portfolios
1001 Warrenville Road                                    L.P. (April 2004 to
Suite 300                                                present); Chief Operating
Lisle, IL 60532                                          Officer, Mina Capital
                                                         Management, LLC (January
                                                         2004-April 2004); Chief
                                                         Operating Officer,
                                                         Samaritan Asset Management
                                                         Services, Inc. (April
                                                         2000-January 2004)

Kristi A. Maher                   o Indefinite term      Assistant General Counsel,               N/A                  N/A
Assistant Secretary               o 27 months served     First Trust Advisors L.P. and
D.O.B. 12/66                                             First Trust Portfolios L.P.
1001 Warrenville Road                                    (March 2004 to present);
Suite 300                                                Associate, Chapman and
Lisle, IL 60532                                          Cutler LLP (1995-2004)


----------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item's instructions.


     (d) The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,000 for 2005 and $40,000 for 2006.

         (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph
(a) of this Item were $0.

                Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $4,000 in 2005 and $4,200 in 2006. These fees were for tax preparation.

                Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years of the Registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's adviser were $6000 for 2005 and $0 for 2006.

         (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $8443.05 for 2005 and $1,055.92 for 2006. These fees were for compliance consulting services.

                All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $130,569 for 2005 and $9,308 for 2006. These fees were for Canadian tax consultation, compliance consulting and AIMR-PPS Verification Services.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy both amended as of December 10, 2006, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%



     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2005 were $12,443.05 and $136,569 for the Registrant and the Registrant's investment adviser, respectively and for 2006 were $5255.92 and $34,308 for the Registrant and the Registrant's investment adviser, respectively.

     (h) On December 10, 2006, the Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.



                    Aberdeen U.S. Registered Advisers
                  Proxy Voting Policies and Procedures

                         As of February 8, 2006

The following are proxy voting policies and procedures ("Policies and Procedures") adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that are subsidiaries of Aberdeen Asset Management PLC ("AAM"); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, ("Aberdeen US"), Aberdeen Asset Management Asia Limited, a Singapore Corporation ("Aberdeen Singapore"), Aberdeen Asset Management Limited, an Australian Corporation ("Aberdeen AU"), and Aberdeen Asset Management Investment Services Limited ("AAMISL"), (collectively referred to herein as "Aberdeen Advisers" and each an "Aberdeen Adviser") (collectively with AAM, "Aberdeen"). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Pursuant to a Memorandum of Understanding ("MOU"), Aberdeen Asset Managers Limited ("Aberdeen UK"), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") ("Funds" and each a "Fund"), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106 - Investment Fund Continuous Disclosure.

I. Definitions

A. "Best interest of clients". Clients' best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. "Material conflict of interest". Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II. General Voting Policies

A. Client's Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B. Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C. Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D. Individualized. These Policies and Procedures are tailored to suit Aberdeen's advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients' directions.

E. Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in
Section IV.B.2. below, to resolve such conflict.

F. Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients' custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client's direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen
Adviser's Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III. Specific Voting Policies

A. General Philosophy.
o Support existing management on votes on the financial statements of a company and the election of the Board of Directors; o Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and o Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management's track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company's corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV. Proxy Voting Procedures
This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser's designated proxy administrator ("PA"). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts ("Analysts") and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser's interests and its clients' interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) "echo vote" or "mirror vote" the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee ("PC") of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen US Clients

         The designated PA for Aberdeen US ("PA-US"), and the designated
PA for Aberdeen UK ("PA-UK"), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

         Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US's MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

         In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee ("PC-US/UK"). Under Aberdeen US's MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing ("SRI") Team and a member of the Compliance team.,. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

         Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services ("ISS"), a third party service provider, to provide
(1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2.       Aberdeen Singapore Clients

              Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

         Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen

Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee ("PC-Asia") located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E. Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V. Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;
2. Overseeing the proxy voting process;
3. Consulting with portfolio managers/analysts for the relevant portfolio security; and 4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. Record Keeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

         A US Fund's proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund's proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients' votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser's written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen
Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client's request for more information,

Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client's stated requirements, how the client's proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy-voting records on such Client accounts to such other adviser.

         For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund's website no later than August 31 of each year. Upon receipt of a client or securityholder's request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund's proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D. Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.




ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 (a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

         Aberdeen Asset Management Inc. ("Aberdeen") is the sub-adviser for the Registrant. In addition to the description in the duties listed in the table below, Derek Fulton is responsible for the day-to-day management of the global fixed-income and government portfolios, and Brett Diment is responsible for the day-to-day management of the emerging market debt team and portfolios.

     Name              Title                             Length of        Business Experience Past 5 Years
                                                         Service

1.   Derek Fulton      Head of Global & Asian Bonds      7 years          Joining Aberdeen via the acquisition of Murray Johnstone
                                                                          in 2000, Mr. Fulton began as a graduate trainee analyst
                                                                          on the fixed income desk.  Mr. Fulton has since become a
                                                                          senior member of the fixed-income team of Aberdeen as the
                                                                          Head of Global & Asian Bonds and is a member of
                                                                          Aberdeen's global economics team.

2.   Brett Diment      Head of Emerging Market Debt      2 years          Since joining Aberdeen via the acquisition of Deutsche
                                                                          Asset Management's London and Philadelphia fixed income
                                                                          business in 2005, Mr. Diment has held the role of Head of
                                                                          Emerging Markets.  Previously, Mr. Diment was the Head of
                                                                          the Deutsche Bank global emerging markets debt team since
                                                                          1999.

3.   Edwin Gutierrez   Portfolio Manager, Emerging       2 years          Since joining Aberdeen via the acquisition of Deutsche
                       Market Debt                                        Asset Management's London and Philadelphia fixed income
                                                                          business in 2005, Mr. Gutierrez has held the role of Fund
                                                                          Manager.  Previously, Mr. Gutierrez was an emerging
                                                                          markets fixed-income portfolio manager at Deutsche.

4.   Nima Tayebi       Portfolio Manager, Emerging       2 years          Since joining Aberdeen via the acquisition of Deutsche
                       Market Debt                                        Asset Management's London and Philadelphia fixed income
                                                                          business in 2005, Mr. Tayebi has held the role of Fund
                                                                          Manager.  Previously, Mr. Tayebi held the same role since
                                                                          2001 at Deutsche.

5.   Max Wolman        Portfolio Manager, Emerging       6 years          Joining Aberdeen in 2001, Mr. Wolman initially
                       Market Debt                                        specialized in currency and domestic debt analysis, but
                                                                          is now responsible for wider emerging market debt
                                                                          analysis including external and corporate issuers.  Mr.
                                                                          Wolman is also a member of Aberdeen's EM Debt investment
                                                                          committee.



(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

       Other Accounts Managed by Portfolio Manager(s) or Management Team Member

              The information in the table below is as of December 31, 2006.

                                                                                                   # of
                                                                                                 Accounts     Total Assets
                                                                       Total                    Managed for     for which
   Name of Portfolio Manager                                            # of                       which      Advisory Fee
         or Team Member                                              Accounts        Total     Advisory Fee   is Based on
                                       Type of Accounts***            Managed       Assets     is Based on     Performance
                                                                                               Performance
   -------------------------           -------------------            -------       ------     ------------    -----------
   1.  Derek Fulton            Registered Investment Companies:          4          $3,440m          0             $0
                               Other Pooled Investment Vehicles:         2           $120m           0             $0
                               Other Accounts:                           0            $0             0             $0

   2.  Brett Diment            Registered Investment Companies:          4          $609.1m          0             $0
                               Other Pooled Investment Vehicles:         4         $1,139.3m         0             $0
                               Other Accounts:                          11          $946.5m          0             $0

   3.  Edwin Gutierrez         Registered Investment Companies:          4          $609.1m          0             $0
                               Other Pooled Investment Vehicles:         4         $1,139.3m         0             $0
                               Other Accounts:                          11          $946.5m          0             $0

   4.  Nima Tayebi             Registered Investment Companies:          4          $609.1m          0             $0
                               Other Pooled Investment Vehicles:         4         $1,139.3m         0             $0
                               Other Accounts:                          11          $946.5m          0             $0

   5.  Max Wolman              Registered Investment Companies:          4          $609.1m          0             $0
                               Other Pooled Investment Vehicles:         4         $1,139.3m         0             $0
                               Other Accounts:                          11          $946.5m          0             $0


         Potential Conflicts of Interests

         To date, Aberdeen has identified the following as potential conflicts: fair investment allocations, proxy voting and employee trading - Aberdeen currently has processes and procedures in place to mitigate these conflicts and does not feel that there are any material conflicts. Any conflicts are identified by Compliance via Aberdeen's dynamic Monitoring Program and addressed in the compliance program appropriately prior to a client being accepted by Aberdeen.



(a)(3)   Compensation Structure of Portfolio Manager(s) or Management Team
Members

         The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one's contribution to the overall success of the Aberdeen Group member and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

         The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

         Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take account of any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the `at risk' performance elements will form the most significant element of total remuneration for executive directors and senior employees.

         The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager's base salary.

         The Aberdeen Group's policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen Asset Management PLC, and is dependent on each member of the Aberdeen Group's overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group's profitability.

         Staff performance is reviewed formally once a year, with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the investment team. Discretionary bonuses are based on a combination of both the team and the individual's performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

         In the calculation of a portfolio manager's bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% by more subjective issues. Performance for each fund is judged against the benchmark as established in the prospectus. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team's and individual's performance is considered.

         Although performance is not a substantial portion of a portfolio managers compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one's control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and `hot' themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group member's Code of Ethics, but any such trend would be identified via its dynamic compliance monitoring system.

         As part of the effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

         The Aberdeen Group offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

         The Aberdeen Group does not "tie in" portfolio managers with long-term and restrictive contractual obligations, however. The Aberdeen Group aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of each Aberdeen Group member to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.


(a)(4)   Disclosure of Securities Ownership


             The information below is as of December 31, 2006:

                                                       Dollar ($)
                Name of Portfolio Manager               Range of
                           or                          Fund Shares
                       Team Member                 Beneficially Owned

                       Derek Fulton                       $0
                       Brett Diment                       $0
                     Edwin Guiterrez                      $0
                       Nima Tayebi                        $0
                        Max Wolman                        $0


(b) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12. Exhibits.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust/Aberdeen Global Opportunity Income Fund

By (Signature and Title)*  /s/ James A. Bowen
                           ----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)

Date   February 22, 2007
       ------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ James A. Bowen
                           ----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)

Date   February 22, 2007
       ------------------


By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller,
                           Chief Financial Officer and
                           Chief Accounting Officer
                           (principal financial officer)

Date  February 22, 2007
      -----------------



* Print the name and title of each signing officer under his or her signature.